EXHIBIT 10.3

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into effective as of December 21, 2021 (the “Effective Date”), by and among the entities listed on Exhibit A attached hereto (each, a “Seller” and collectively, the “Sellers”), and EGP MEDBASE REIT LLC, a Delaware limited liability company (“Purchaser”).

R E C I T A L S:

WHEREAS, Sellers and Purchaser (as successor by assignment from Easterly Government Properties LP, a Delaware limited partnership) entered into that certain Purchase and Sale Agreement dated as of September 30, 2021, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of October 12, 2021 and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated as of November 1, 2021 (collectively, the “Purchase Agreement”);

WHEREAS, pursuant to the Purchase Agreement, Sellers agreed to sell to Purchaser, and Purchaser agreed to buy from Sellers, the Membership Interests in the Companies set forth next to such Seller’s name on Exhibit A to the Purchase Agreement; and

WHEREAS, Sellers and Purchaser desire to further amend the Purchase Agreement to set forth certain agreements of the parties as more particularly set forth herein.

NOW, THEREFORE, in consideration of the terms, conditions and covenants contained in the Purchase Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser agree as follows:

1.
Capitalized Terms. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Purchase Agreement.
2.
San Antonio Change Orders. Soon after the Effective Date, San Antonio Seller will sell and convey to Purchaser the Membership Interests owned by San Antonio Seller in San Antonio Company (the “San Antonio Closing”). Prior to or following the San Antonio Closing, it is anticipated that the Government Lease for the San Antonio Real Property will require certain change orders relating to those items listed on Exhibit B attached hereto (the “San Antonio Change Order Work”). In order to implement the San Antonio Change Order Work, the Government Lease for the San Antonio Real Property will need to be amended pursuant to a Supplemental Lease Amendment to authorize the San Antonio Change Order Work (the “San Antonio SLA”). With regard to the foregoing, Purchaser and Sellers agree as follows:
(a)
If the San Antonio SLA is entered into prior to the San Antonio Closing, Purchaser agrees that San Antonio Company may enter into such San Antonio SLA as the landlord and the same will become part of Schedule 6.1(f) of the Purchase Agreement. Such San Antonio SLA will be subject to Purchaser’s reasonable prior approval.
(b)
If the San Antonio SLA is to be entered into after the San Antonio Closing, Purchaser agrees to cause San Antonio Company to enter into such San Antonio SLA as the landlord as soon as is reasonably practicable following the San Antonio Closing, provided that Purchaser shall not be obligated to enter into the San Antonio SLA before the SAM registration for San Antonio Company has been updated to include the applicable information of the Purchaser. Such San Antonio SLA will be subject to Purchaser’s and San Antonio Seller’s reasonable prior approval.
(c)
At or prior to the San Antonio Closing and as a condition to Purchaser’s obligation to proceed with the San Antonio Closing, San Antonio Seller shall pay or cause to be paid the costs and expenses of the San Antonio Change Order Work in the amount set forth on Exhibit B attached hereto, and provide to Purchaser evidence of such payment if paid prior to the San Antonio Closing. San Antonio Seller shall ensure completion of the San Antonio Change Order Work, whether such completion occurs prior to or following the San Antonio Closing. During the performance of such San Antonio Change Order Work, San Antonio Seller shall comply with the provisions of Section 6.5(f) of the Agreement.
(d)
Following the completion and the Government’s acceptance of the San Antonio Change Order Work, the Government will provide a reimbursement for the San Antonio Change Order Work. Purchaser agrees that such reimbursement is owed to San Antonio Seller, and not to Purchaser. The Government’s reimbursement to San Antonio Seller for the costs and expenses of the San Antonio Change Order Work shall occur in accordance with Section 5.4(e) of the Purchase Agreement, provided that the amount of reimbursement that Seller may continue to seek will be as stated in the San Antonio SLA and Seller shall not be obligated to provide a list of such amounts to Purchaser at Closing.
3.
Reaffirmation. The parties acknowledge and agree that notwithstanding anything in the Purchase Agreement or any correspondence between the parties to the contrary, the Purchase Agreement has remained, and is, in full force and effect, and, except as expressly modified by this Amendment, Sellers and Purchaser hereby reaffirm all terms, covenants and conditions contained in the Purchase Agreement.
4.
Governing Law. THIS AMENDMENT IS PERFORMABLE IN THE STATE OF DELAWARE AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF SUCH STATE.
5.
Counterparts. This Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument. The Purchase Agreement and counterparts to this Amendment may be executed and delivered by e-mail transmission, and for purposes of the Purchase Agreement and this Amendment signatures transmitted by e-mail shall be deemed to be original signatures.
6.
Captions. The paragraph headings of this Amendment are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.

SELLERS:

BIRMINGHAM VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

CHATTANOOGA VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

COLUMBUS VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

CORPUS CHRISTI VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

JACKSONVILLE VA OPC MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

[Signature Page to Third Amendment to Purchase and Sale Agreement]

JOHNSON COUNTY VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

LUBBOCK VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

COBB COUNTY VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

PHOENIX VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

SAN ANTONIO VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

[Signatures continue following page.]

[Signature Page to Third Amendment to Purchase and Sale Agreement]

PURCHASER:

EGP MEDBASE REIT LLC,

a Delaware limited liability company

By: /s/ Andrew G. Pulliam

Name: Andrew G. Pulliam
Title: Executive Vice President

[Signature Page to Third Amendment to Purchase and Sale Agreement]

EXHIBIT A

LIST OF SELLERS

SELLER
Birmingham VA Managing Member LLC, a Delaware limited liability company
Chattanooga VA Managing Member LLC, a Delaware limited liability company
Columbus VA Managing Member LLC, a Delaware limited liability company
Corpus Christi VA Managing Member LLC, a Delaware limited liability company
Jacksonville VA OPC Managing Member LLC, a Delaware limited liability company
Johnson County VA Managing Member LLC, a Delaware limited liability company
Lubbock VA Managing Member LLC, a Delaware limited liability company
Cobb County VA Managing Member LLC, a Delaware limited liability company
Phoenix VA Managing Member LLC, a Delaware limited liability company
San Antonio VA Managing Member LLC, a Delaware limited liability company

EXHIBIT B

SAN ANTONIO CHANGE ORDER WORK

NO.	Description	Jacobsen Change Order #5
1	Emergency Eyewash Stations: (1) outside OR suite, (2) in warehouse	$ 26,780.68
2	CO2 Fire Extinguishers near laser room 1P117	36,000.00
5	Relocate FEC in SPS
8	Temporary Plumbing Tie-ins for C of O
9	Temporary Electrical Boxes for C of O: (24) 2'x2' boxes
10	Temporary Dental Sinks	10,702.50

3	Additional PTZ cameras: (1) in Pharmacy, (1) camera in holding room, (1) camera in armory, (1) in police corridor	39,104.02
4	Card Reader: (1) VBA space	19,107.74

6	Elevator Indicators: Add verbal annunciation and physical indicator on which elevator is available.	118,769.08
7	Optometry Lighting Controls	167,511.84
	TOTAL – CHANGE ORDER #5 ITEMS	$ 417,975.76